                                                                    EXHIBIT 99.1


                          CADENCE DESIGN SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        APRIL 3, 2004 AND JANUARY 3, 2004
                                 (IN THOUSANDS)

                                                        APRIL 3, 2004     JANUARY 3, 2004
                                                        -------------     ---------------
                                                         (UNAUDITED)
Current Assets:
     Cash and cash equivalents                           $   466,900        $    384,525
     Short-term investments                                   27,233              33,898
     Receivables, net                                        354,878             348,680
     Inventories                                              26,040              16,926
     Prepaid expenses and other                               64,356              58,212
                                                         -----------        ------------
         Total current assets                                939,407             842,241

Property, plant and equipment, net                           403,478             403,847
Goodwill                                                     928,623             922,797
Acquired intangibles, net                                    212,585             237,508
Installment contract receivables, net                         80,770             121,627
Other assets                                                 280,639             289,882
                                                         -----------        ------------
Total Assets                                             $ 2,845,502        $  2,817,902
                                                         ===========        ============
Current Liabilities:
     Current portion of capital lease obligations        $       183        $        388
     Accounts payable and accrued liabilities                251,415             243,062
     Current portion of deferred revenue                     240,908             238,478
                                                         -----------        ------------
         Total current liabilities                           492,506             481,928
                                                         -----------        ------------
Long-term Liabilities:
     Long-term portion of capital lease obligations               54                  61
     Long-term portion of deferred revenue                    14,857              16,287
     Convertible notes                                       420,000             420,000
     Other long-term liabilities                             297,720             327,345
                                                         -----------        ------------
         Total long-term liabilities                         732,631             763,693
                                                         -----------        ------------
Stockholders' Equity                                       1,620,365           1,572,281
                                                         -----------        ------------
Total Liabilities and Stockholders' Equity               $ 2,845,502        $  2,817,902
                                                         ===========        ============

                          CADENCE DESIGN SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE QUARTERS ENDED APRIL 3, 2004 AND MARCH 29, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                   QUARTERS ENDED
                                                                               RESTATED
                                                         ---------------------------------
                                                         APRIL 3, 2004      MARCH 29, 2003
                                                         -------------      --------------
Revenue:
     Product                                             $     154,737      $      148,458
     Services                                                   32,364              32,388
     Maintenance                                                78,623              82,206
                                                         -------------      --------------

         Total revenue                                         265,724             263,052
                                                         -------------      --------------
Costs and Expenses:
     Cost of product                                            18,514              17,364
     Cost of services                                           23,099              24,395
     Cost of maintenance                                        13,705              15,600
     Marketing and sales                                        81,223              83,615
     Research and development                                   87,151              85,122
     General and administrative                                 19,768              26,677
     Amortization of acquired intangibles                       15,910              14,840
     Amortization of deferred stock compensation                 7,958               6,081
     Restructuring and other charges                             5,435                   -
     Write-off of acquired in-process technology                     -               1,700
                                                         -------------      --------------

         Total costs and expenses                              272,763             275,394
                                                         -------------      --------------
             Loss from operations                               (7,039)            (12,342)

     Interest expense                                           (1,557)               (674)
     Other loss, net                                            (2,629)             (3,509)
                                                         -------------      --------------

             Loss before benefit for income taxes              (11,225)            (16,525)

     Benefit for income taxes                                   (2,470)             (3,487)
                                                         -------------      --------------

             Net loss                                    $      (8,755)     $      (13,038)
                                                         =============      ==============

Basic net loss per share                                 $       (0.03)     $        (0.05)
                                                         =============      ==============

Diluted net loss per share                               $       (0.03)     $        (0.05)
                                                         =============      ==============

Weighted average common shares outstanding                     271,477             268,358
                                                         =============      ==============
Weighted average common and potential common shares
     outstanding - assuming dilution                           271,477             268,358
                                                         =============      ==============

                          CADENCE DESIGN SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE QUARTERS ENDED APRIL 3, 2004 AND MARCH 29, 2003
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                   QUARTER ENDED
                                                                                              -----------------------
                                                                                                            RESTATED
                                                                                                APRIL 3,    MARCH 29,
                                                                                                 2004         2003
                                                                                              -----------   ---------
Cash and Cash Equivalents at Beginning of Period                                              $   384,525   $ 371,327
                                                                                              -----------   ---------
Cash Flows from Operating Activities:
   Net loss                                                                                        (8,755)    (13,038)
   Adjustments to reconcile net loss to net cash provided by operating activities:
      Depreciation and amortization                                                                45,359      47,437
      Amortization of deferred stock compensation                                                   7,958       6,081
      Equity in loss from investments, net                                                          6,263       1,834
      Gain on sale of investments                                                                  (4,608)          -
      Write-off of investment securities                                                            1,924       1,476
      Write-off of acquired in-process technology                                                       -       1,700
      Provisions for losses on trade accounts receivable and sales returns                          1,000         289
      Other non-cash items                                                                          1,111           -
      Changes in operating assets and liabilities, net of effect of acquired and disposed businesses:
         Receivables                                                                                8,316      (5,397)
         Proceeds from the sale of receivables                                                      5,149      20,053
         Inventories                                                                               (9,114)        854
         Prepaid expenses and other                                                                (2,024)        943
         Installment contract receivables                                                          20,194      14,796
         Other assets                                                                               5,309      17,356
         Accounts payable and accrued liabilities                                                 (14,554)    (95,849)
         Deferred revenue                                                                           1,000     (13,967)
         Other long-term liabilities                                                               (4,868)     16,467
                                                                                              -----------   ---------
            Net cash provided by operating activities                                              59,660       1,035
                                                                                              -----------   ---------

Cash Flows from Investing Activities:
  Proceeds from sale and maturities of short-term investments - available-for-sale                  3,557           -
  Proceeds from the sale of long-term investments                                                   3,328           -
  Purchases of property, plant and equipment                                                      (17,829)    (17,180)
  Purchases of software licenses                                                                     (650)     (1,750)
  Investment in venture capital partnerships and equity investments                                (5,653)     (5,569)
  Net cash paid  in business combinations                                                               -     (24,682)
                                                                                              -----------   ---------
           Net cash used for investing activities                                                 (17,247)    (49,181)
                                                                                              -----------   ---------

Cash Flows from Financing Activities:
  Proceeds from credit facility                                                                         -      10,000
  Principal payments on credit facility and capital leases                                           (212)    (52,594)
  Payment of convertible notes issuance costs                                                      (2,081)          -
  Proceeds from issuance of common stock                                                           40,361      21,890
  Purchases of treasury stock                                                                           -     (61,964)
                                                                                              -----------   ---------
           Net cash provided by (used for) financing activities                                    38,068     (82,668)
                                                                                              -----------   ---------

Effect of exchange rate changes on cash                                                             1,894      (1,118)
                                                                                              -----------   ---------

Net increase (decrease) in cash and cash equivalents                                               82,375    (131,932)
                                                                                              -----------   ---------

Cash and Cash Equivalents at End of Period                                                    $   466,900   $ 239,395
                                                                                              ===========   =========

                          CADENCE DESIGN SYSTEMS, INC.
                                   (UNAUDITED)

REVENUE MIX BY GEOGRAPHY (% OF TOTAL REVENUE)

                                                     2003                              2004
                              ---------------------------------------------------     -------
  GEOGRAPHY                     Q1        Q2         Q3         Q4         YEAR         Q1
--------------                -------   -------    -------    -------     -------     -------
 North America                  55%       54%        59%        64%         58%         53%
 Europe                         17%       15%        19%        16%         17%         16%
 Japan                          20%       22%        13%        13%         17%         22%
 Asia                            8%        9%         9%         7%          8%          9%
TOTAL                          100%      100%       100%       100%        100%        100%

REVENUE MIX BY PRODUCT GROUP (% OF TOTAL REVENUE)

                                                     2003                              2004
                              ---------------------------------------------------     -------
      PRODUCT GROUP             Q1         Q2        Q3         Q4         YEAR         Q1
-------------------------     -------   -------    -------    -------     -------     -------
 Functional Verification        20%       18%        18%        20%         19%          20%
 Digital IC Design              24%       22%        27%        20%         23%          25%
 Custom IC Design               27%       28%        27%        27%         27%          27%
 Design for Manufacturing        9%       10%         7%        13%         10%           6%
 System Interconnect             8%        9%         8%        10%          9%          10%
 Services                       12%       13%        13%        10%         12%          12%
TOTAL                          100%      100%       100%       100%        100%         100%

Note: Product Group total revenue includes Product + Maintenance